UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 14, 2019

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

Texas	001-16317	95-4079863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices)

(713) 236-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 per share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As further described below, Contango Oil & Gas Company, a Delaware corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, MCF Merger Sub Corp., a Texas corporation (the “Company”), on June 14, 2019, pursuant to an Agreement and Plan of Merger, dated as of April 26, 2019 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). On June 14, 2019, the effective time of the Reincorporation Merger (the “Effective Time”), the Company was renamed “Contango Oil & Gas Company” and succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant immediately prior to the Reincorporation Merger. The Reincorporation Merger was consummated by the filing of certificates of merger on June 14, 2019 with the Secretary of State of the State of Texas (the “Texas Certificate of Merger”) and the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”). Copies of the Delaware Certificate of Merger and the Texas Certificate of Merger are attached hereto as Exhibits 3.1 and 3.2, respectively, and are each incorporated herein by reference. As disclosed in Item 5.07 of this Current Report on Form 8-K, the Reincorporation Merger Agreement was adopted by the shareholders of Predecessor Registrant at the annual meeting of the shareholders of the Predecessor Registrant held on June 14, 2019.

At the Effective Time, pursuant to the Reincorporation Merger Agreement, each outstanding share of common stock, par value $0.04 per share (“Predecessor Common Stock”), of the Predecessor Registrant automatically converted into one share of common stock, par value $0.04 per share, of the Company (“Company Common Stock”). Similar to the shares of Predecessor Common Stock prior to the Reincorporation Merger, the shares of Company Common Stock now trade on the NYSE American (“NYSE American”) under the symbol “MCF”. In accordance with the Reincorporation Merger Agreement, each outstanding certificate previously representing shares of Predecessor Common Stock automatically represents, without any action of the Predecessor Registrant’s shareholders, the same number of shares of Company Common Stock.

Pursuant to the Reincorporation Merger Agreement, at the Effective Time, the board of directors and officers of the Predecessor Registrant immediately prior to the Reincorporation Merger became the board of directors and officers of the Company. Each continued their directorship or services with the Company on the same terms as their directorship or service with the Predecessor Registrant immediately prior to the Effective Time. In addition, the standing committees of the Company’s Board of Directors (the Compensation Committee, Audit Committee, Nominating Committee and Investment Committee) and the members thereof remain unchanged following the Effective Time.

As a result of the Reincorporation, the internal affairs of the Company ceased to be subject to the Delaware General Corporation Law (“DGCL”) or governed by the Predecessor Registrant’s Certificate of Incorporation (the “Delaware Certificate”) and its Bylaws (the “Delaware Bylaws”). As of the Effective Time, the Company is subject to the Texas Business Organizations Code (“TBOC”) and is governed by the Company’s Certificate of Formation (the “Texas Certificate”) and Bylaws (the “Texas Bylaws”). While the Company sought to maintain the material rights of stockholders, and the Texas Certificate and the Texas Bylaws contain provisions that are similar to the provisions of the Delaware Certificate and Delaware Bylaws, there are also key differences that may impact the rights of stockholders. A description of certain of these differences, as well as certain differences between the DGCL and the TBOC, are included in the proxy statement filed by the Predecessor Registrant with the Securities and Exchange Commission on April 26, 2019 (the “2019 Proxy”), under “Proposal 5”, which is incorporated herein by reference.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which is filed as Exhibit 2.1 attached hereto, and is incorporated herein by reference. The descriptions of the Texas Certificate and the Texas Bylaws contained herein, including those incorporated by reference to the 2019 Proxy, do not purport to be complete and are qualified in their entirety by the full text of the Texas Certificate and the Texas Bylaws filed as Exhibit 3.3 and Exhibit 3.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Common Stock of the Company, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 2.03 - Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

As a result of the Reincorporation Merger, as of the Effective Time, the Company assumed and succeeded to by operation of law all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and Current Reports on Form 8-K filed during 2019.

Item 3.03 - Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

As reported under Item 5.07 below, at the annual meeting of the shareholders of the Predecessor Registrant held on June 14, 2019, the shareholders of the Predecessor Registrant approved an amendment to the Predecessor Registrant’s Certificate of Incorporation to increase the number of authorized shares of capital stock, par value $0.04 per share, from 55,000,000 shares to 105,000,000 shares, consisting of 100,000,000 shares classified as “Common Stock” and 5,000,000 shares classified as “Preferred Stock” (the “Predecessor Registrant Charter Amendment”). The Predecessor Registrant Charter Amendment became effective upon the filing by the Predecessor Registrant of a certificate of amendment to certificate of formation with Secretary of State of the State of Delaware on June 14, 2019. A copy of the Predecessor Registrant Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.5. The number of authorized shares of capital stock of the Company following the Reincorporation Merger is identical to the number of authorized shares of capital stock of the Predecessor Registrant immediately following the adoption of the Predecessor Registrant Charter Amendment.

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The disclosures set forth in Items 1.01 and 3.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of the Predecessor Registrant was held on June 14, 2019, in Houston, Texas. The following are the final voting results and a brief description of each matter submitted to the Predecessor Registrant’s shareholders at that meeting. Each proposal is described in more detail in the 2019 Proxy Statement.

Proposal 1: Election of Directors. The shareholders of the Predecessor Registrant elected each of the six director nominees nominated by the Predecessor Registrant’s Board of Directors, as follows: Joseph J. Romano, Wilkie S. Colyer, Jr., B.A. Berilgen, B. James Ford, Lon McCain and John C. Goff were elected as directors and are eligible to serve a one-year term until the 2020 annual meeting.

The following is a tabulation of the voting results with respect to each director nominee:

Director	Votes For	Voted Against	Broker Non-Votes	Abstain
Joseph J. Romano	15,297,328	7,049,136	9,197,886	65,562
Wilkie S. Colyer, Jr.	21,657,542	739,786	9,197,886	14,698
B.A. Berilgen	19,534,475	2,810,473	9,197,886	67,078
B. James Ford	21,565,341	779,607	9,197,886	67,078
Lon McCain	21,490,020	854,928	9,197,886	67,078
John C. Goff	21,622,291	774,207	9,197,886	15,528

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm. The Predecessor Registrant ’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 by the following vote:

For	Against	Abstain	Broker Non-Votes
30,832,556	711,220	66,136	—

Proposal 3: The Compensation Advisory Vote. The Predecessor Registrant’s shareholders approved, on an advisory basis, the compensation of the Predecessor Registrant’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
21,986,445	396,451	29,130	9,197,886

Proposal 4: Amendment to Certificate of Incorporation. The Predecessor Registrant’s shareholders approved the Predecessor Registrant Charter Amendment by the following vote:

For	Against	Abstain	Broker Non-Votes
30,190,424	1,251,628	167,860	—

Proposal 5: The Reincorporation Proposal. The Predecessor Registrant’s shareholders approved the Reincorporation Merger by the following vote:

For	Against	Abstain	Broker Non-Votes
22,189,380	217,282	5,364	9,197,886

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

*2.1	Agreement and Plan of Merger dated as of April 26, 2019, by and between Contango Oil & Gas Company and MCF Merger Sub Corp.

*3.1	Delaware Certificate of Merger, effective as of June 14, 2019

*3.2	Texas Certificate of Merger, effective as of June 14, 2019

*3.3	Amended and Restated Certificate of Formation of Contango Oil & Gas Company

*3.4	Bylaws of Contango Oil & Gas Company

*3.5	Predecessor Registrant Charter Amendment, effective as of June 14, 2019

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2019	CONTANGO OIL & GAS COMPANY

	By:	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer